UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2015

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — Entry into a Material Definitive Agreement.

On June 26, 2015, CyrusOne Inc., a Maryland corporation (the “Company”), completed its previously announced public offering (the “Offering”) of 12,995,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), which included 1,695,000 shares of Common Stock sold pursuant to the option granted to the underwriters by the Company.

In connection with the Offering, on June 23, 2015, the Company, CyrusOne GP, a Maryland statutory trust (the “General Partner”) and CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters specified therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters up to 12,995,000 shares of Common Stock (including 1,695,000 shares of Common Stock pursuant to an option granted to the Underwriters by the Company) pursuant to the Company’s Registration Statements on Form S-3 (File No.’s 333-194771 and 333-194770). The above summary is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The opinion of Venable LLP, relating to the validity of the Common Stock offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1

ITEM 8.01 — Other Events

On June 26, 2015, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 23, 2015, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters specified therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

99.1	Press Release dated June 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: June 26, 2015	By:	/s/ Thomas W. Bosse
Thomas W. Bosse
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 23, 2015, by and among CyrusOne Inc., CyrusOne GP, CyrusOne LP and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters specified therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included as part of Exhibit 5.1).

99.1	Press Release dated June 26, 2015.